Bank of America-Merrill Lynch 2011 Power & Gas Leaders Conference September 21, 2011 EXHIBIT 99 PSEG Public Service Enterprise Group

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995.  When used herein, the words “will”, “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”,
“forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• increase in competition in energy markets in which we compete,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last two slides in this presentation include a list of items excluded from
Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG Advantage:  Asset mix, strong
operations…
Reliability One Award
winner for Mid-Atlantic
Region – 9
th
year in a row
Regulatory agreements
and cost control provide
opportunity for improved
returns
Investment program
focused on growth and
providing customers with
clean, reliable energy
PSEG Power PSE&G
…with balance sheet to support growth.
Asset mix
Strong platform open to
improvement in the market
Well-run, low-cost
generating fleet combined
with fuel flexibility
supports margins
Hedging strategy mitigates
near-term risk
Major environmental
compliance capital
program completed
Actively working to defend
competitive power markets
Reducing risk
Building a platform for
renewables and investing
through PPA-supported
projects
International lease
investments terminated
Resources carefully
monitoring remaining
traditional leases and
other investments
PSEG Energy Holdings

PSEG’s 2011 earnings guidance reflects
continued improvement at PSE&G…
– Network transmission service revenue increase
= ~ $0.05 per share
– Full year of E&G Rate Relief = ~ $0.05 per share
– Each 1% change in Load = ~ $0.02 per share
– Each 1% change in O&M = ~ $0.01 per share
– 2010 Utility ROE 9.9%; Each 10 bp = $0.01 per share
Revenue/Margin
– Decline in average Hedge Price/Volume = ~ ($0.25-$0.30)
per share
– Decline in Capacity revenues = ~ ($0.15-$0.20) per share
– Improvement in WPT/BGSS = ~ $0.03-$0.05 per share
Other Expense
– Higher O&M = ~ ($0.03) per share
– Increase in Depreciation rate = ~ ($0.05) per share
– Absence of LILO/SILO termination gains = ~ ($0.06) per share
– Loss of Income from Asset Sales = ~ ($0.04) per share
Guidance
$2.75
$2.50
2011 Drivers
…offset by a decline in margins at Power and Holdings.
Earnings Per Share
* See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.  E Estimate.
$3.12
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2010 Operating Earnings* 2011E Earnings Guidance*

Outlook for 2011 Operating Earnings
Maintained
* See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.75E
$2.50E
$3.12
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2010 Operating Earnings* 2011E Earnings Guidance*
EPS contribution from PSE&G expected to represent 35 to 40% of 2011 forecast earnings versus 27% contribution to 2010 earnings.

Investment program supporting NJ’s energy
and economic goals has led to 45 MW of solar…
…
with 30 MW in development.
($ Millions)
Approval
Date
Total
Amount
Spending
Thru
6/2011
Remaining
Spending
Thru 2013
Solar Loan I & II
April 2008/
November 2009
$248 $93 $151
Carbon Abatement December 2008 46 30 16
NJ Capital Infrastructure Stimulus I April 2009 694 701 -
Solar 4 All * July 2009 465 278 187
Energy Efficiency Economic Stimulus July 2009 166 118 48
Demand Response July 2009 65 10 35
Energy Efficiency Economic Stimulus
Extension
July 2011 95 - 95
NJ Capital Infrastructure Stimulus II July 2011 273 - 273
Total $2,052 $1,230 $805
* Filing amount based on installation of 80MW, total forecasted spend is lower due to a lower cost per watt to install.

Energy Holdings is pursuing renewable
energy alternatives with emphasis on solar
•
Solar is a good strategic fit for PSEG
– Predictable and attractive returns through long-term Power Purchase
Agreements with creditworthy counterparties
– Improves geographic, technology, regulatory and market risk profile
– Strong relationships established across the value chain
– Favorable tax attributes, long-term earnings, short construction cycles and proven technology
•
Solar In-Service
– Installed 29 MW at three locations; ~$117 million investment to date
– Projects completed ahead of schedule and under budget; operating performance better than plan

PROUD RECIPIENT
The 2010 Edison Award
EDISON ELECTRIC INSTITUTE

ReliabilityOne™

Dow Jones Sustainability Indexes
Member 2011/12

HUMAN RIGHTS CAMPAIGN
2010
BEST PLACES TO WORK for LGBT Equality
100% CORPORATE EQUALITY INDEX

PSEG

PSEG received a perfect score of 100 on the Corporate Equality Index and
Best Places to Work 2010 Survey conducted by the Human Rights Campaign.
The Edison Award. Presented annually by EEI
and recognizes U.S. and international electric
utilities for their innovation and role in advancing
the industry.
Our focus on customers, community and
employees…
PSE&G named America’s Most Reliable
Utility 4 of past 6 years
Mid-Atlantic Region winner for the 9
th
straight year
Carbon Performance Leadership Index (CPLI)
2010. Named Maplecroft Climate Innovation Index (CII) utility sector Leader.
Second year in World Index, fourth year in the North
American Index. PSEG is one of only two U.S. electric companies in the World Index.
…
has been widely recognized.

Note: Forward prices as of September 2011.
Forward spark spreads have increased significantly
from earlier this year…
… while the increase in forward dark spreads has been more moderate.
-$10
$0
$10
$20
$30
$40
$50
2005 2006 2007 2008 2009 2010 2011 2012 2013
$0
$10
$20
$30
$40
$50
$60
$70
2005 2006 2007 2008 2009 2010 2011 2012 2013
Annual Average
Historical Monthly
Forecast
PJM Western Hub Spark Spread (On-Peak – Henry Hub x 7.5 Heat Rate)
PJM Western Hub Dark Spread (RTC – Central Appalachian Coal x 10 Heat Rate)

PSEG 2011 Operating Earnings Guidance
- by Subsidiary
$ millions (except EPS) 2011E 2010A
PSEG Power $ 765 – $ 855 $ 1,091
PSE&G $ 495 – $ 520 $ 430
PSEG Energy Holdings $ 0 – $ 5 $ 49
Enterprise $ 5 – $ 15 $ 14
Operating Earnings* $ 1,265 – $ 1,395 $ 1,584
Earnings per Share $ 2.50 – $ 2.75 $ 3.12
* See Page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2011 2010 2011 2010
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 15 $            10 $         42 $           20 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 4                (37)           8                12
Market Transition Charge Refund (PSE&G) -                 (72)           -                (72)
Total Pro-forma adjustments 19 $            (99) $        50 $           (40) $
Fully Diluted Average Shares Outstanding (in Millions)
507             507          507            507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.03 $         0.02 $      0.08 $        0.04 $
Gain (Loss) on MTM (PSEG Power) 0.01            (0.07)        0.02           0.02
Market Transition Charge Refund (PSE&G) -             (0.14)        -             (0.14)
Total Pro-forma adjustments 0.04 $         (0.19) $     0.10 $        (0.08) $
For the Three Months Ended For the Six Months Ended
June 30, June 30,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)

Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP
financial
measure and how it differs from Net Income.
Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Pro-forma Adjustments, net of tax
2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 46 $          9 $            (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (1) (11) 14
Market Transition Charge Refund (PSE&G) (72) - -
Net Reversal of Lease Transaction Reserves (Energy Holdings) - 29 -
Lease Transaction Reserves (Energy Holdings) - - (490)
Asset Impairments - - (13)
Premium on Bond Redemption - - (1)
Total Pro-forma adjustments (27) $         27 $          (561) $
Fully Diluted Average Shares Outstanding (in Millions) 507 507 508
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 0.09 $       0.02 $       (0.14) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) - (0.02) 0.03
Market Transition Charge Refund (PSE&G) (0.14) - -
Net Reversal of Lease Transaction Reserves (Energy Holdings) - 0.05 -
Lease Transaction Reserves (Energy Holdings) - - (0.96)
Asset Impairments - - (0.03)
Premium on Bond Redemption - - -
Total Pro-forma adjustments (0.05) $      0.05 $       (1.10) $
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
For the Twelve Months Ended